Acquisitions (Notes)	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisition
ACQUISITION

On April 1, 2015, The Progressive Corporation acquired approximately 63.2% of the outstanding capital stock of ARX, the parent company of ASI, primarily from non-management shareholders. Subsequently, in 2015, we purchased an additional 1.0% of ARX capital stock from certain employee shareholders and option holders. The total cost to acquire these shares was $890.1 million and was funded with available cash. Prior to the acquisition, Progressive held a 5% interest in ARX as part of our investment portfolio. During 2015, we recognized a $2.0 million loss to reflect the net acquisition cost attributable to this holding. This loss was reported in net realized gains (losses) on securities in the comprehensive income statement. At December 31, 2015, Progressive's total ownership interest in ARX was 69.2%. The minority shareholders of ARX retain a 30.8% interest in the operating results of ARX. These interests are reflected in our comprehensive income statements as "Net income/Other comprehensive income attributable to noncontrolling interest (NCI)."

The property business written by ASI accounted for approximately 3% of our total net premiums written during 2015. As part of the acquisition, we recorded approximately $470 million of goodwill. Goodwill was calculated as the excess of the purchase price over the estimated fair values of the assets and liabilities acquired, and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. As a result of the ARX acquisition, we are able to build on the pre-existing relationship we had with ASI, which began in 2009, to expand on our bundling strategy in the Agency channel. The goodwill has been allocated equally between the ASI property business and our personal auto Agency business.

During 2015, subsequent to the date of acquisition, we completed our analysis related to the fair value of the loss and loss adjustment expense reserves recorded as of the acquisition date and we obtained additional information about the state and federal deferred tax liabilities that were recorded as of the acquisition date. As a result, we recognized a $42.0 million fair value reduction to loss and loss adjustment expense reserves acquired, and a related $16.7 million fair value increase in state and federal deferred taxes acquired, resulting in a net decrease of $25.3 million to the carrying value of goodwill. No goodwill impairment charges were recognized during the year. As of December 31, 2015, goodwill associated with the acquisition was $446.0 million.

In 2015, we adopted the newly issued accounting standard update related to business combinations, which simplifies the accounting for measurement-period adjustments by allowing us to record any goodwill adjustment prospectively, rather than retrospectively adjusting our previously issued financial statements.

As part of the acquisition, we recorded $520.4 million of other intangible assets; the other intangible assets will be amortized over an average life of about 9 years. The following table reports the intangible assets by asset category as of December 31, 2015:

($ in millions)
Category	Value at Acquisition	Accumulated Amortization	Useful Life
Policies in force	$256.2	$27.5	7 years
Agency relationships	159.2	8.5	14 years
Software	69.1	6.5	8 years
Trade name	34.8	2.6	10 years
Agent licenses	1.1	0	Indefinite
Total	$520.4	$45.1

All assets and liabilities are recorded at fair value at the date of acquisition, as adjusted during 2015. If additional new information is obtained within 12 months from the date of acquisition about facts and circumstances that existed at the acquisition date, we will adjust the amounts previously recorded. For income tax purposes, the historical tax bases of the acquired assets and assumed liabilities were carried over and were not recorded at fair value; therefore, no tax-basis goodwill was created.

At the date of acquisition, ARX had total fair value assets of $1.8 billion, including investment securities of $1.2 billion, cash and cash equivalents of $183 million, and prepaid reinsurance premiums of $146 million, and fair value liabilities of $1.2 billion, including unearned premiums of $550 million, loss and loss adjustment expense reserves of $264 million, and debt of $185 million. All of ARX's known contingencies were recognized as of the acquisition date. Subsequent to the date of acquisition, our consolidated 2015 results included total revenue and net income from ARX of $636.3 million and $106.8 million, respectively.